Exhibit 99.1

J.P. Morgan Healthcare Conference January 9, 2012

This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. Forward-Looking Statements

110 LTAC Hospitals 109 owned with 4,627 beds and 1 managed. Hospitals is 28 states. 952 Outpatient Rehab Clinics in 34 states and the District of Columbia. $2.7 Billion Net Revenue LTM Q3 '11$358 Million Pro Forma Adjusted EBITDA LTM Q3 '11128,500 Employees in the United States 9 Inpatient Rehab Facilities (IRF) 6 owned with 508 beds, 3 managed, and 4 managed units. Facilities in 5 states. 534 Contract Therapy locations in 31 states and the District of Columbia. Note: Statistics as of September 30, 2011 1 Pro Forma Adjusted EBITDA per Credit Agreement - see slide 33 for non-GAAP reconciliation Select Medical Today Specialty Hospitals Segment Outpatient Rehabilitation Segment

Significant Scale and Breadth

2011 Activities $150 million Share Buyback Program Increased from $100 million in August 2011June 1, 2011 - Debt RefinancingBaylor Health System Rehab Joint Venture - April 1, 2011Miami Rehab addition - January 1, 2011Regency Integration

Operating and Growth Strategy

Organic	Joint Venture	Acquisition
▪ **LTAC** – maturing hospitals/census growth ▪ **Regency** – margin improvement ▪ **Outpatient Rehab** – margin improvement HealthSouth Clinics	▪ Draw on reputation for JV development ▪ Expand into existing and contiguous markets - Focus on leading systems and university hospitals - 1 to 2 per year	▪ Made opportunistic acquisition - Regency Hospital Company – Sep. 2010

6 Select Medical: Improving Quality of Life

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix 89% Commercial Payors and Other 11%Medicare/ Medicaid 66%Medicare/Medicaid 34%Commercial Payors and Other Note: LTM Q3'11

Specialty Hospitals Long Term Acute Care

Major provider of LTACH services in U.S. 110 hospitals79 are hospital-in-hospital (2,720 beds)30 are freestanding (1,907 beds)1 managed freestanding hospital New Hospitals Added 2008-09 ? 10 LTACs and 2 Rehab Adjusted EBITDA 2008 ($25.0)MAdjusted EBITDA 2009 ($ 1.6)MAdjusted EBITDA 2010 $ 8.3 MAdjusted EBITDA YTD 09/2011 $20.6 M Overview of LTACHs Maturing New Hospitals LTACH Overview

On September 1, 2010, Select closed the acquisition of Regency Hospitals for $210M less assumed liabilities23 long-term acute care hospitals with 898 licensed beds in 9 statesCorporate services and back office functions fully integratedSynergies and margin enhancementCorporate CostsPre-Acquisition - $ ? 25MPost acquisition - $ ? 4-5MFacility level - Margins Regency Acquisition

LTACH Regulatory Environment

- MMSEA 2007 – extended through December 2012
  - Hospital in Hospital Rules – suspended at 50%
  - Very Short Stay Outlier Rule – suspended
  - Moratorium on new LTAC hospital licenses
- Future – post-2012
  - Patient/Facility Criteria (Supported by Industry, AHA, FAH, etc.)
  - Extension of 2012 legislation (status quo)
  - Lapse (25% Rule introduction, de novo facilities)
- Budget Sequestration

11 Select Medical: Improving Quality of Life

Specialty Hospitals Inpatient Rehabilitation

Rehabilitation Hospitals

- Six owned hospitals – 508 beds
  - Kessler Institute (3)
  - Miami FL (1)
  - Penn State Hershey Rehabilitation (1)
  - SSM Rehabilitation (1), and one managed unit
- Three managed hospitals
  - Baylor (2) – non-consolidated, and three managed units
  - Denton, TX (1) – non-consolidated

13

Select Medical: Improving Quality of Life

Rehabilitation Overview

Select MEDICAL

Kessler
INSTITUTE FOR REHABILITATION
A Division of Select Medical

Kessler Overview

- Founded in 1948
- Largest licensed rehab hospital in U.S. (three campuses)
- 19 consecutive years *U.S. News & World Report* best hospital
- One of six rehab hospitals in U.S. to have model system designation for head injury and spinal cord injury

U.S. News & World Report Best Rehabilitation Hospital Rankings 2011-2012

#1	Rehabilitation Institute of Chicago, Chicago, IL
#2	Kessler Institute for Rehabilitation, West Orange, NJ
#3	University of Washington Medical Center, Seattle, WA
#4	TIRR Memorial Hermann, Houston, TX
#5	Spaulding Rehabilitation Hospital, Boston, MA
#6	Mayo Clinic, Rochester, MN
#7	Craig Hospital, Englewood, CO
#8	Rusk Institute, NYU Langone Medical Center, New York, NY
#9	Moss Rehab, Elkins Park, PA
#10	Shepherd Center, Atlanta, GA

14 Select Medical: Improving Quality of Life

Rehab JV Overview

Select MEDICAL

SSM Rehabilitation Hospital
An SSM Select Medical Partnership

- 78 inpatient rehab beds (58 hospital beds and 20 bed unit)
- 33 outpatient locations
- 6 contract therapy locations/4 onsite rehab locations
- 3 occupational health clinics
- 3 day institute clinics
- Construction of new 60 bed facility on SSM DePaul Campus; expands hospital bed capacity to 95 upon completion
- Expansion of rehab services to network

BAYLOR Institute for Rehabilitation

- Two inpatient rehab hospitals with 136 beds
- Three managed inpatient rehab units with 57 beds
- 33 outpatient locations
- Expect immediate growth in the Outpatient business

PENNSTATE HERSHEY Rehabilitation Hospital
A Partnership with Select Medical Corporation

- 54 bed rehab facility

15 Select Medical: Improving Quality of Life

Inpatient Rehab Regulatory Environment 10/1/11 net 1.7% increase in Medicare ratesRecent Obama proposalMove 60% to 75%Equalization payments between IRFs and SNFsSpecial committee sequestration

Outpatient Rehabilitation Outpatient Rehab Clinics

Outpatient Rehab Clinics

Outpatient Rehab Facilities

(Number of Facilities)



Select MEDICAL
952
Physiotherapy Associates
≃ 600
USPh
420
ATI Physical Therapy
138
HEALTHSOUTH
28

Outpatient Margin Opportunity

- Continue to expand former HealthSouth clinics' EBITDA margins
  - 2009 EBITDA margin differential – greater than 5%
  - 2010 EBITDA margin differential – greater than 3%
  - Former HealthSouth clinics' revenue – ≃ $200M
- Joint Venture outpatient opportunities

Source: Company public filings and websites as of September 30, 2011.

18

Select Medical: Improving Quality of Life

Outpatient Rehab 116 locations Philadelphia/South Jersey 82 locations North Jersey

Outpatient Rehab - St. Louis, MO 39 locations

Outpatient Rehabilitation Contract Therapy

Contract Services 534 contracts in 31 states and the District of ColumbiaLTM Q3 '11 Revenue $153.2MStrong ROI with organic growth only

Outpatient Rehab Regulatory Environment Commercial - StableMedicareMPPR changes to therapy payments (effective Jan. 2011)25% reductions to practice expense component for 2nd and subsequent codesContract Therapy rates

Financial Overview

$2,390 $2,240 $2,153 Note: In Millions * 2010 EBITDA is credit agreement EBITDA Pro Forma for Regency CAGR 5.4% CAGR 10.6% $331* $330 $270 $240 $1,753 Net Revenue Adjusted EBITDA $2,086 $292 19.0% 21.8% Net Revenue and Adjusted EBITDA Trends

Key Financial Metrics Pricing and Volume Trends Specialty Hospital Revenue per Patient Day1 / Admissions Outpatient Rehab Revenue per Visit2 / Visits (Admissions in Thousands) (Visits in Thousands) 1 Net revenue per patient day is calculated by dividing specialty hospital direct patient service revenues by the total number of patient days 2 Net revenue per visit is calculated by dividing outpatient rehabilitation clinic revenue by the total number of visits. For purposes of thiscomputation, outpatient rehabilitation clinic revenue does not include contract services revenue

Annual Capital Expenditures ($ in millions)

Free Cash Flow Free Cash Flow1 Intense Focus on Free Cash Flow Generation ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 33 for non-GAAP reconciliation

Capitalization Details

($ in millions)

	As of 12/31/08	As of 12/31/09	As of 12/31/10	As of 9/30/11
Cash and Equivalents	$ 64	$ 84	$ 4	$ 10
Revolving Credit Facility ($300mm)	150	0	25	50
Term Loan B	657	483	482	840
Other Debt	5	6	6	5
Total Senior Debt	**811**	**489**	**513**	**895**
Sr. Sub. Notes due 2015	658	612	612	345
Total Op. Co. Debt	**$ 1,469**	**$ 1,101**	**$ 1,125**	**$ 1,240**
Op. Co. Net Debt / Adjusted LTM EBITDA[1]	5.2x	3.1x	3.4x	3.4x
Sr. Floating Rate Notes due 2015 (Hold Co.)	175	167	167	167
Sr. Sub. Notes due 2015 (Hold Co.)	136	137	139	0
Total Debt	**$ 1,780**	**$ 1,405**	**$ 1,431**	**$ 1,407**
Total Net Debt / Adjusted LTM EBITDA[1]	6.4x	4.0x	4.3x	3.9x

Revolving Credit Facility maturity 2016 & Term Loan B maturity 2018 post June 1, 2011 refinance.

[1] See slide 33 for non-GAAP reconciliation - Pro Forma Leverage uses Adjusted EBITDA per existing credit agreement.

29 Select Medical: Improving Quality of Life

2012 Guidance ($ in millions)Revenue $ 2,900 - $ 3,000EBITDA $ 390 - $ 410EPS $ 0.86 - $ 0.94

Questions

Appendix: Additional Materials

Non-GAAP Reconciliation 2008 2009 2010 LTM Q3 '11 Net Income $ 25 $ 79 $ 82 $ 97 (+) Income tax 26 37 42 58 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries - - 1 (1) (+/-) Other expense / (income) - 1 (1) 0 (+) Interest expense, net 146 132 112 100 (-/+) (Gain) / Loss on debt retirement (1) (13) - 31 (+) Depreciation and Amortization 72 71 69 70 (+) Stock Based Compensation 2 23 2 4 Adjusted EBITDA $ 270 $ 330 $ 307 $ 359 (+/-) Credit Agreement adjustments 0 (3) 24 (1) Pro Forma Adjusted EBITDA* $ 270 $ 327 $ 331 $ 358 Net Cash Provided by Operating Activities $ 107 $ 166 $ 145 $ 178 (-) Purchase of Property and Equipment 56 58 52 45 Free Cash Flow $ 51 $ 108 $ 93 $ 133 * Note: Pro Forma Adjusted EBITDA per the current Credit Agreement. ($ in millions)